Exhibit 99.1

OTCQB: ENCR June 2017 A New Opportunity to Profit From Industrial Waste Gas

Forward Looking Statements

This presentation has been prepared by Ener-Core, Inc. (the "Company"). It should not be considered as an offer or invitation to subscribe for or purchase any securities in the Company or as an inducement to make an offer or invitation with respect to those securities. No agreement to subscribe for securities in the Company will be entered into on the basis of this presentation or any information, opinions or conclusions expressed in the course of this presentation.

This presentation is not a prospectus or other offering document under U.S. law or under any other law. It has been prepared for information purposes only. This presentation contains general summary information and does not take into account the investment objectives, financial situation and particular needs of any individual investor. It is not investment advice and prospective investors should obtain their own independent advice from qualified financial advisors regarding their own financial objectives, financial situation and needs.

This presentation and information, opinions or conclusions expressed in the course of this presentation contains forecasts and forward-looking information. Such statements are based on a number of estimates and assumptions that, while considered reasonable by management at the time, are subject to significant business, economic and competitive uncertainties. These forecasts, projections and information are not a guarantee of future performance or expected results and involve unknown risks and uncertainties. Actual results and developments will almost certainly differ materially from those expected by the Company (either expressed or implied in this presentation). There are a number of risks, both specific to the Company and of a general nature, which may affect the future operating and financial performance of the Company as well as the value of an investment in the Company, including and not limited to the following: economic conditions; stock market fluctuations; uncertainty of future revenues; limited operating history; uncertain market acceptance for our technology; potential difficulty in managing growth; costs of sales and materials; intellectual property protection; disclosure of trade secrets; rapid technological change among competitors; dependence on suppliers; risks of doing international business; state, federal and foreign legislative and regulatory initiatives, including costs of compliance with existing and future environmental requirements; costs and effects of legal and administrative proceedings, settlements, investigations and claims; the inherent risks associated with the operation and potential construction of power generation systems, including environmental, health, safety, regulatory and financial risks; the timing and extent of changes in commodity prices, interest rates and foreign currency exchange rates; unusual maintenance or repairs and electric transmission system constraints; the performance of electric generation facilities; and the need for and availability of future financing in order for the Company to carry out its business plan. The forward-looking information contained in this presentation are as of the date hereof and the Company does not expect to update the forward looking information contained in this presentation.

This presentation speaks as of June 6, 2017. Neither the delivery of this presentation nor any further discussions by the Company or its representatives with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since such date. The Company does not intend, and does not assume any obligation, to update or correct any information included in this presentation.

© Copyright 2017 Ener-Core, Inc. All Rights Reserved.

ENER-CORE

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3 An Opportunity to Invest in a Business that is Contributing to a Future with Cleaner Air ENER - CORE represents an opportunity to invest in a business and technology that has partnered with a Fortune 100 Company and offers a profitable manner for industrial companies to convert their own air pollution to low - cost clean power that companies can use within their own operations.

4 Business Overview » Ener - Core expects to earn license fees by licensing its technology to the world’s largest manufacturers of gas turbines, industrial steam boilers and industrial dryers. » All these devices represent “established" multi - billion $ global equipment markets; Ener - Core’s technology expands their markets enabling these devices to run on industrial waste gases as a source of fuel. » Technology extracts energy from industrial waste gases while reducing air pollution OTCQB ENCR Share Price (6/2/17) $1.32 Market Cap (6/2/17) $5.4 M Shares Outstanding 4.1 M Pro Forma Cash 1 $1.3 M Global Patent Portfolio 44 Issued 26 Pending (1) Pro forma 3/31/17 cash balance includes restricted cash and cash proceeds from $1.2 million license fee payment received April 2017. » Resulting energy is used to produce on - site electricity & steam » Creates high (over 20%) IRR solution for industrial customers in multiple vertical markets.

Disruptive Technology for Pollution Utilization

6 Toward the end of the 19 th century, John D. Rockefeller was in the kerosene refinery business. All kerosene refiners used to throw away barrels of a “noxious by - product” into the creeks and rivers; this toxic runoff made Ohio’s Cuyahoga River flammable. If a steamboat threw away hot coals overboard, the water would catch fire. Rockefeller, on the other hand, challenged his engineers to find uses for this toxic byproduct to fuel part of their refining process. This was driven by a desire to LOWER COSTS, and ultimately make his refineries more FINANCIALLY EFFICIENT. History Repeating Itself: The Rockefeller Story A Similar Opportunity Exists Today; millions of industrial sites emit “noxious by - product gases” which are deemed useless. Once a profitable use was developed for this toxic, useless liquid, it suddenly had a commercial name: GASOLINE

7 Disruptive Technology for Pollution Utilization Ener - Core Power Oxidation Overview Video Watch Dresser - Rand + Ener - Core Overview Video

8 Our Firm Beliefs We believe that the only way for industrial corporations will ever take environmental sustainability seriously, is if there are tools available that will make “being sustainable” a profitable endeavor. These tools must stand on their own financially, and they cannot depend on subsidies or tax credits in order to make financial sense. Today, poor quality waste gases get “abated” by pollution abatement systems. This is a common COST of doing business in the 21 st Century. If traditional industries can access a solution that enables them to use their waste gases as a free fuel, they will jump at the opportunity to generate low - cost power on their own site, and drastically reduce their purchases of energy from utilities. This proposition is far more compelling than spending money to “destroy” waste gases. Industrial companies are allocating budgets to deploy this solution, first and foremost, because it provides them with a cost advantage over other companies within their industry.

9 Disruptive Technology for Pollution Utilization • Ener - core Licenses power generation systems around its proprietary “Power Oxidation” technology. The business earns a license fee per unit sold. • Ener - Core also intends to earn a portion of long - term cash - flows from several of the power projects operating with its technology. • Technology enables industrial companies to convert a liability (Air Pollution) into monetizable, clean utility - grade power • Industrial pollution (waste gases) such as methane, paint solvents or other VOC streams used as source of effectively “free fuel” • Proprietary Power Oxidation process generates heat from “free fuel.” Heat used to create electricity, steam, chilled water or for industrial processes

10 Traditional Gas Turbine Technology (based on Combustion) 3. Turbine Standard CHP Gas Turbine 1. Air Intake 1. Ambient Air pulled in by compressor 2. Premium Fuel (converted to heat via combustion) 3. Thermal Expansion of air causes rotating of blades 4. Electricity 2. Combustion Chamber 4. Exhaust or Heat Energy 2. Combustion Chamber

11 Ener - Core Oxidizer Emissions Filter Power Oxidizer replaces the combustion chamber in standard gas turbines Modified Gas Turbine with Power Oxidation Power Oxidizer replaces the traditional combustion chamber. Enables a gas turbine to generate clean power energy from “free” industrial waste gases (Air Pollution) Solves Two Problems 1. Removal of waste gases into the air 2. Assists compliance with air quality laws Creates Two Savings 1. Reduces purchased energy expenditures • New free fuel input for on - site power • Provides heat for industrial use 2. Pollution abatement savings – NOx Credits • Economic & environmental cost savings

Technology Addresses A $50 Billion Global Industrial Equipment Market

13 $50 Billion Market Opportunity: Expanding Scope of Combined Heat & Power Current Alternative to Purchasing Energy is: Distributed Energy Generation Solar, Wind, Microturbine, Fuel Cells & CHP – Projected $180 Billion by 2020 1 Combined Heat and Power (CHP): Generation of electric power and thermal energy from a single fuel source CHP accounts for 11% of global power production today and projected to grow to 24% by 2030 = $300 billion spend Market Drivers Contributing to Current CHP Growth: • Lower energy operating costs • Reduced emissions • Reduced exposure to volatility of electricity prices • Reduced congestion of utility grid • CHP - friendly policies and incentives (1) August 2015 – Grand View Research

14 Targeted Industries & Potential Applications Digesters Landfills Food Processing Chemicals Worldwide: $50 Billion Industrial Equipment Market United States: $10+ billion in ~15 vertical markets Oil & Gas Ethanol Plants / Distilleries Coal Mines Rendering & Animal Processing Byproducts Aerospace & Defense; Semiconductor & Electronics Manufacturing >600 U.S. facilities >500 U.S. facilities >1,000 U.S. mines >600 U.S. facilities >2,200 U.S. facilities

Significant End - Customer Value Proposition – Project IRRs in Excess of 20%

16 Macro - Economics • Global Market Opportunity – 3 million industrial facilities worldwide • $800 billion spend on energy to operate facilities (energy typically 10 - 30% of total industrial operating costs) • Monetary Value of Waste Gases = $65 Billion (enough electric power for all North America) • Site – Specific Opportunities - Industrial Facilities (Refineries, Petro Plants, Distilleries) targeted by Ener - Core incur average annual energy costs of $5 - $10 Million Macro and Site - Specific Economics of Industrial Sectors Shift from “Destruction” to “Utilization” of Waste Gases Waste Gas Power Oxidation Technology Power & Steam Increased Energy Efficiency 1 2 3 4 Near Zero Pollution Current Customer Projects Have Paybacks Between 1 - 4 Years We Target Unlevered Customer IRRs In Excess Of 25%

17 Pacific Ethanol Stockton Plant July/Aug 2017 , Dresser - Rand business planned final commissioning of two commercial 2MW systems at Pacific Ethanol, a leading producer and marketer of low - carbon renewable fuels. Neil Koehler, Pacific Ethanol President and CEO: “Rather than destroying waste gases, we will reuse them as a source of process energy, reducing costs and improving profitability . The system will replace most of the electricity we currently purchase from the grid and will reduce our energy costs by an estimated three to four million dollars per year . ” First Commercial Deployment of Next - Gen 2 MW Systems First Commercial Deployment – Q4 2016 Pacific Ethanol NASDAQ: PEIX PEIX net sales in 2015 were $1.2 billion $3 - $4 Million Annual Savings Represents a significant (and permanent) reduction in Plant’s OPEX

“Asset - Light” Licensing Model

Evolution of Ener-Core's Business Model

Public Company & Begins Developing Sales Pipeline

- Direct-Sale & In-House Manufacturing of 250kW systems

1) Must employ sales team
2) Gross Profits/Unit = $100k - $150k
3) Working Capital & Performance Guarantee Risks

2013

Direct-Sale Business Model

Signing of First Commercial + Manufacture License Agreement

- Ramp up to 2 MW unit
- Licensed to stable industrial
- Global Sales Presence

1) Reduces overhead & expenses
2) Reduces Performance Guarantee risks and Working Capital needs
3) Gross Profits/Unit = $400-500k
4) Non-Recurring revenue model

2014 | 2017

Commercial + Manufacture License Model

Full Commercial Deployment

- Additional License streams from large industrials
- Participate in income generating projects for annuity stream

1) Deploys technology to entire product spectrum
2) Builds asset base. Provides recurring income stream from high IRR projects
3) Addresses large + diverse market opportunity

2017 | 2019

Hybrid: License Plus Model

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20 5 to 10 MW 10+ MW Target Future Licensees Licensing Market Opportunity Target Future Steam Boiler Licensing Partners *Licensee to be Limited by Size* *Licensee to be Limited by Geography* 1 to 4 MW Current Licensee

21 Basic Parameters of First License Agreement June 2016 – First commercial & manufacturing license agreement with Dresser - Rand business, part of Siemens Power and Gas Division Licensee will manufacture, sell and provide performance guarantees for the Power Oxidizers (integrated with their 2 MW KG2 gas turbine) directly to industrial customers. Ener - Core collects a license fee payment of $400K - $600K per unit sold. Contract requires Licensee to achieve minimum annual sales , to retain exclusivity for this size/capacity. Dresser - Rand granted exclusivity within sizes ranging from 1 - 4 MW power capacity

22 Evolution of Business Model Ener - Core has successfully scaled its technology up to 2 MW, and transitioned its business to a licensing model. Larger product much better fit for industrial sites struggling with air emissions. Licensing model enabled management to reduce burn - rate by 40%. In parallel, Ener - Core’s business model is also evolving into energy asset ownership. Many of the potential opportunities reside with municipalities. Preferred approach is to provide 3 rd party investment in the asset, and strike agreements with the municipalities for the long - term provision of energy and abatement of waste gases. Ener - Core has assembled a consortium of four reputable infrastructure capital groups. As these projects generate IRR’s that are substantially higher than regular energy projects, Ener - Core is structuring agreements enabling its business to own a portion of the operating assets running on its technology. Beyond standard income from sales - related License Fees (royalties), the partial ownership in the power assets will contribute on - going cash distributions from each operational plant, over the 15 - 25 year life of each asset.

23 Asset Light Licensing Business Model Single Licensee Economics (2MW): • $0.4 - 0.6 M per unit • 50% cash paid on order (net 30) • 50% cash paid on delivery (10 - 12 MO) Pathway to Positive Cash Flow: • Close 2 units/quarter + • Reduce manufacturing related expenses from current $1.2M per quarter to below $1M per quarter 1) Figures presented on this page are for demonstration purposes only and are not intended to be a prediction of company expe nse s, of future unit sales or license fee cash flows Pathway to Increased Profits: • Increase units sold per quarter from breakeven level to target of over 12 units per quarter • License to heat and pollution equipment providers for additional unit license fees and to increase market size for turbine solutions • Replicate 2MW licensing model through additional 5 and 10 MW turbine integrations • Generate upfront license fees to cover development and integration costs for all future licensees • Leverage fixed expense structure $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 Q1 Q2 Q3 Q4 Q5 Q6 Q7 Q8 Sample Cash Flows – 1 Licensee 1 Expenses 2 Units/Qtr 5 Units/Qtr 8 Units/Qtr Q1 Initial Payment Q5 Initial Payment + Q1 Delivery Payment $ millions 8 Units/Qtr 5 Units/Qtr 2 Units/Qtr

24 Recent Wins and Noteworthy Progress Years 2015 - 2016: Sold first 2 MW systems to first industrial customer. Scaled technology up to 2 MW, installed and fully powered up first 2 systems. Closed initial commercial contracts and collected payments for $3.2 Million, as well as additional “conditional PO” for $3.3M expected to close in mid - 2017. April 2017 , Dresser - Rand pre - paid $1.2 Million as a partial advance on license - based royalties for years 2017 & 2018. As part of agreement, Siemens committed to preparing a new bid for an extended license agreement, to cover larger turbine systems (4 - 10 MW) prior to Sept. 15, 2017. May 2016, engaged directly with LA Sanitation and LA Dept. Water & Power, on a project which will enable a large landfill at Griffith Park to generate clean power from waste gases (currently gases destroyed with a flare system). Ener - Core secured funding for project, from Delos Energy. Aug - Sept 2017. Purchase order for approx. $3.3 Million expected. Ener - Core will also manage the innovative power plant, and participate in the equity ownership, resulting in annual management fees and profit - sharing. Aug - Sept 2017. Entering final phase of negotiation with a global oil major. Budgets have been approved, Ener - Core expects to close its first sale into Oil & Gas industry by September. First Order = $1.9 Million. Oil & Gas company has communicated follow - on requirement for approximately 50 - 80 Ener - Core power systems across its global infrastructure.

25 Capital Structure Common Shares Outstanding Common Shares Outstanding as of June 2, 2017 (M) 4.1 Price per Share as of June 2, 2017 $1.32 Market Capitalization (M) $5.4 Convertible Notes (M) Senior Secured ($9.1M) Junior Unsecured ($1.25M) $10.4 Cash Balance at 3/31/17 (M) (excl. $1.2M license receipt, April 2017) $0.1 Additional Paid - In Capital (M) $40.9 NOLs (1) (M) Federal (Expire through 2032) State (Expire through 2032) $27.4 $26.9 (1) NOLs available to the Company as of 12/31/16.

Proven Management Team With Combined 120 Years Experience in Power, Oil, Gas and Pollution Abatement Sectors

27 Alain Castro, Chief Executive Officer and Board Member • 23 years experience in energy sector • Previously, President of Akuo Energy Americas, which has developed and financed approx. € 1 Billion in renewable energy infrastructure projects • London Business School: Sloan Fellowship, Executive Masters Degree, Business and Management; University of Texas, B.S., Industrial and Mechanical Engineering Domonic J. Carney, Chief Financial Officer • Over 24 years of experience in high - growth environments including over eight years as the CFO for NYSE MKT and Nasdaq OTC public companies • Previous CFO of DeWind, a wind turbine manufacturing company • Dartmouth: Bachelors degrees in Economics; Northeastern University: Masters in Accounting Douglas Hamrin, VP Thermal Oxidizer Engineering • Over 20 years of experience in gas turbine solutions. Served as technical Manager, applications for Honeywell Turbo Technologies, the Director of Fuel Systems at Capstone Turbine Corporation, and Engineering at Generals Motors Powertrain Division • Massachusetts Institute of Technology: M.S., Mechanical Engineering; Illinois Institute of Technology, BS, Mechanical Engineering Mark Owen, VP Operations and Business Development • Over 30 years of experience in the commercialization, installation and operational servicing of various types of air pollution control and waste treatment systems within a long list of Fortune 500 companies worldwide • Recent projects include NGL processing, landfill leachate processing, and rail to barge crude oil transfer station Key Management

Board of Directors

ENER-CORE

Michael Hammons, Chairman of the Board

- Diverse domestic and international experience across multiple verticals such as telecommunications, energy, automotive, aerospace and defense, data storage, enterprise software, and electronic hardware.
- Leadership positions including CEO at Vigilistics, CEO at Nexiant, CEO at ARGO Tracker, VP of Global Operations at Cogent Communication, and Director of the South American Automotive Practice at Ernst & Young Consulting.

Ian Copeland, Board Member

- Previously, Partner and global Managing Director of Bechtel Enterprises and President of the firm's Fossil Power, Communications and Renewable Power businesses.
- For more than 25 years developed, financed and managed privatization, independent power and infrastructure transactions and companies in the Americas, the Caribbean, Asia, Australia, Europe and the Middle East.

Kent Williams, Board Member

- Strategic advisor to alternative energy companies focused on plug-in hybrid electric vehicle, drive trains and new battery technologies. 30 years of experience in the capital markets, including positions with U.S. Trust, Wood Island Associates, and Merrill Lynch.

Stephen Markscheid, Board Member

- A partner at Wilton Partners, a Shanghai based boutique investment bank. He serves as non-executive director of CNinsure, Inc., Jinko Solar Inc., ChinaCast Education Corporation, and Asian Capital Holdings, Limited. Steve is also a trustee of Princeton-in-Asia.
- From 1998-2006, Steve worked for GE Capital. During his time with GE, Steve led GE Capital's business development activities in China and Asia Pacific, primarily acquisitions and direct investments. Prior to GE, Steve worked with the Boston Consulting Group.

Jim Reiman, Board Member

- Previously founder and CEO of Aerofficient LLC, a designer/manufacturer of aerodynamic fairings for heavy-duty truck trailers., also CEO and Chairman of EBT Digital Communications Retail Group, a large retailer of mobile phones based in Shanghai, China that was listed on the London Stock Exchange's AIM market.
- Negotiation coach for the Oxford Programme on Negotiation (OPN) at the University of Oxford, Saïd Business School, and lecturer at other universities on topics related to negotiation, corporate governance, international arbitration,

Bennet Tchaikovsky, Board Member

- Served as a Chief Financial Officer for publically traded and privately held companies for the last 15 years including Skystar Bio-Pharmaceutical Company (NASDAQ: SKBI) and China Jo-Jo Drugstores Inc. (NASDAQ: CJJD).

The Hon. Dr. Stephen L. Johnson, Advisory Board Member

- 11th Administrator, United States Environmental Protection Agency (2005-2009), where he controlled a $7.7 billion annual budget and managed over 17,000 employees. Worked at EPA from 1979-2009, and became the first career EPA employee to hold the position of Administrator and the first scientist to head the Agency.

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29 Summary • Disruptive Technology — Power Oxidizer provides a competitive advantage for customers, by generating on - site power, lowering OPEX and eliminating emissions (air pollution) • Large Global Market — Growing $50 billion global industrial equipment market • First Global Licensee signed — Dresser - Rand, a division of Siemens, is the first global licensee of this technology; provides global sales force, validation, and product warranty • Licensing Model — High margin business that minimizes operating expenses and capital requirements, while accelerating global sales • Positioned for Financial Success — • All current and future turbine license agreements will require each licensee to achieve annual minimum sales that produce positive cash flows at current Ener - Core expense levels.

30 Contact Corporate Headquarters Ener - Core, Inc. 8965 Research Drive – Suite 100 Irvine, CA 92618 Office: (949) 732 - 4400 Investors Relations: ENCR@ener - core.com Investor Relations Chris Tyson Managing Director MZ North America Main: 949 - 491 - 8235 chris.tyson@mzgroup.us www.mzgroup.us www.ener - core.com OTCQB: ENCR